UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2007

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                          0-26321               98-0204105
(State or other jurisdiction of          (Commission           (IRS Employer
       incorporation) File Number) Identification No.)


8 Inverness Drive East, Suite 100, Englewood, Colorado                 80112
      (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 483-0044


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

     On May 2, 2007, Gasco Energy, Inc. issued a press release announcing its financial and operational results for the quarter ended March 31, 2007. A copy of this press release is attached as Exhibit 99.1

     This information, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference therein.


Item 9.01.        Financial Statements and Exhibits

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                      99.1 Press Release dated May 2, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GASCO ENERGY, INC.


May 2, 2007                                     By:   /s/ W. King Grant
                                                      W. King Grant
                                                      Chief Financial Officer